Exhibit 99.1

Sequential Brands Group Announces Third Quarter 2018 Results

NEW YORK, November 07, 2018 (GLOBE NEWSWIRE) -- Sequential Brands Group, Inc. (“Sequential” or the “Company”) (Nasdaq:SQBG) today announced financial results for the quarter and nine months ended September 30, 2018.

“Our third quarter results reflect the progress we’ve made against our strategic initiatives to position our brands for long-term growth,” said Karen Murray, CEO of Sequential Brands Group. “We’ve recently signed several exciting partnerships across our portfolio including a new fashion license for the Martha Stewart brand, and a long-term extension for Jessica Simpson’s core footwear business. We are encouraged by the momentum across our business as we head into the new year, and our strong pipeline of new licenses.”

As previously disclosed, effective January 1, 2018, the Company adopted a new revenue recognition standard ("ASC 606"), which impacted the Company’s reported revenue. The Company adopted ASC 606 using the modified retrospective method, which means that the total amount of revenue reported for the 2017 periods has not been restated in the current financial statements. In the interest of comparability during the transition year to ASC 606, the Company will provide revenue, net income and earnings per share information in accordance with both ASC 606 and the prior year’s revenue recognition rules, ASC 605.

Third Quarter 2018 Results:

Included in third quarter 2018 results was a $4.2 million expense, to be paid out over several years, related to a settlement with a licensee as part of a strategic shift to a direct-to-retail license with Walmart for the AVIA brand.

•	Revenue for the third quarter 2018 was $40.8 million. Under ASC 605, revenue for the third quarter 2018 would have been $41.2 million, compared to $39.0 million in the third quarter 2017.

•	On a GAAP basis, the net loss for the third quarter 2018 was $(9.6) million or $(0.15) per diluted share. Under ASC 605, GAAP net loss for the third quarter 2018 would have been $(9.3) million or ($0.15) per diluted share, compared to the net loss of $(24.2) million or $(0.38) per diluted share in the third quarter 2017. Included in the net loss for the third quarter 2018 were non-cash impairment charges of $17.9 million for indefinite-lived intangible assets related to the trademarks of two of the Company’s non-core brands.

•	On a non-GAAP basis, net income for the third quarter 2018 was $2.7 million, or $0.04 per diluted share. Under ASC 605, non-GAAP net income for the third quarter 2018 would have been $3.1 million or $0.05 per diluted share, compared to $6.5 million, or $0.11 per diluted share, in the prior year period. See Non-GAAP Financial Measure Reconciliation tables below for a reconciliation of GAAP to non-GAAP measures.

•	Adjusted EBITDA (defined under “Non-GAAP Financial Measures” below) for the third quarter 2018 was $20.5 million. Under ASC 605, Adjusted EBITDA for the third quarter 2018 would have been $21.0 million, compared to $23.3 million in the prior year quarter.

Year-to-Date 2018 Results:

•	Revenue for the nine months ended September 30, 2018 was $121.1 million. Under ASC 605, revenue for the nine months ended September 30, 2018 would have been $123.6 million, compared to $120.6 million in the prior year period.

•	On a GAAP basis, net loss for the nine months ended September 30, 2018 was $(8.3) million or $(0.13) per diluted share. Under ASC 605, GAAP net loss for the nine months ended September 30, 2018 would have been $(6.5) million or $(0.10) per diluted share, compared to the net loss of $(22.8) million or $(0.36) per diluted share in the prior year period.

•	On a non-GAAP basis, net income for the nine months ended September 30, 2018 was $13.4 million, or $0.21 per diluted share. Under ASC 605, non-GAAP net income for the nine months ended September 30, 2018 would have been $15.8 million, or $0.24 per diluted share, compared to $20.1 million, or $0.32 per diluted share, in the prior year period. See Non-GAAP Financial Measure Reconciliation tables below for a reconciliation of GAAP to non-GAAP measures.

•	Adjusted EBITDA for the nine months ended September 30, 2018 was $66.4 million. Under ASC 605, Adjusted EBITDA for the nine months ended September 30, 2018 would have been $68.8 million, compared to $71.0 million in the prior year period.

Investor Call and Webcast:

Management will provide further commentary today, November 7, 2018, on the Company’s financial results and financial update via a conference call and webcast beginning at approximately 8:30 am ET. To join the conference call, please dial (877) 407-0789 or visit the investor relations page on the Company’s website www.sequentialbrandsgroup.com. A replay of the conference call is available on the Company’s website.

Non-GAAP Financial Measures:

This press release contains historical and projected measures of Adjusted EBITDA, non-GAAP net income and non-GAAP earnings per diluted share. The Company defines Adjusted EBITDA as net income attributable to Sequential Brands Group, Inc. and Subsidiaries, excluding provision for income taxes, interest income or expense, non-cash compensation, depreciation and amortization, deal advisory costs, Martha Stewart Living Omnimedia (MSLO) shareholder and pre- acquisition litigation costs, write-off of deferred financing costs, debt refinancing costs, loss on sale of assets, net of non-controlling interest, non-cash impairment of trademarks, net of non-controlling interest, realized loss on the sale of available-for-sale securities, costs incurred in connection with CEO transition, other non-cash items, and severance. Non-GAAP net income and non-GAAP earnings per share are non-GAAP financial measures which represent net income (loss) attributable to Sequential Brands Group, Inc. and Subsidiaries, excluding deal advisory costs, non-cash mark-to-market adjustments to stock-based compensation provided to non-employees, MSLO shareholder and pre-acquisition litigation costs, write-off of deferred financing costs, debt refinancing costs, loss on sale of assets, net of non-controlling interest, non-cash impairment of trademarks, net of non-controlling interest, realized loss on the sale of available-for-sale securities, costs incurred in connection with CEO transition, other non-cash items, and adjustments to taxes. These non-GAAP metrics are an alternative to the information calculated under U.S. generally accepted accounting principles (“GAAP”), as provided in the reports the Company files with the Securities and Exchange Commission, may be inconsistent with similar measures presented by other companies and should only be used in conjunction with the Company’s results reported according to GAAP. Any financial measure other than those prepared in accordance with GAAP should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. We consider these measures to be useful measures of our ongoing financial performance because they adjust for certain costs and other events that the Company believes are not representative of its core licensing business. See below for a reconciliation of these non-GAAP metrics from the most directly comparable GAAP measure.

About Sequential Brands Group, Inc.

Sequential Brands Group, Inc. (Nasdaq:SQBG) owns, promotes, markets, and licenses a portfolio of consumer brands in the home, active and fashion categories. Sequential seeks to ensure that its brands continue to thrive and grow by employing strong brand management, design and marketing teams. Sequential has licensed and intends to license its brands in a variety of consumer categories to retailers, wholesalers and distributors in the United States and around the world. For more information, please visit Sequential’s website at: www.sequentialbrandsgroup.com. To inquire about licensing opportunities, please email: newbusiness@sbg-ny.com.

Forward-Looking Statements

Certain statements in this press release and oral statements made from time to time by representatives of the Company are forward-looking statements ("forward-looking statements") within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. The Company's actual results could differ materially from those stated or implied in forward-looking statements. Forward-looking statements include statements concerning our refinancing, estimates of GAAP net income, non-GAAP net income, Adjusted EBITDA, revenue (including guaranteed minimum royalties), and margins, guidance, plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions and other statements that are not historical in nature, including those that include the words "subject to," "believes," "anticipates," "plans," "expects," "intends," "estimates," "forecasts," "projects," "aims," "targets," "may," "will," "should," "can," "future," "seek," "could," "predict," the negatives thereof, variations thereon and similar expressions. Such forward-looking statements reflect the Company's current views with respect to future events, based on what the Company believes are reasonable assumptions. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports that the Company has filed with the Securities and Exchange Commission (the "SEC"); (ii) general economic, market or business conditions; (iii) the Company's ability to identify suitable targets for acquisitions and to obtain financing for such acquisitions on commercially reasonable terms; (iv) the Company's ability to timely achieve the anticipated results of recent acquisitions and any potential future acquisitions; (v) the Company's ability to successfully integrate acquisitions into its ongoing business; (vi) the potential impact of the consummation of recent acquisitions or any potential future acquisitions on the Company's relationships, including with employees, licensees, customers and competitors; (vii) the Company's ability to achieve and/or manage growth and to meet target metrics associated with such growth; (viii) the Company's ability to successfully attract new brands and to identify suitable licensees for its existing and newly acquired brands; (ix) the Company's substantial level of indebtedness, including the possibility that such indebtedness and related restrictive covenants may adversely affect the Company's future cash flows, results of operations and financial condition and decrease its operating flexibility; (x) the Company's ability to achieve its guidance; (xi) continued market acceptance of the Company's brands; (xii) changes in the Company's competitive position or competitive actions by other companies; (xiii) licensees' ability to fulfill their financial obligations to the Company; (xiv) concentrations of the Company's licensing revenues with a limited number of licensees and retail partners; and (xv) other circumstances beyond the Company's control. Refer to the section entitled "Risk Factors" set forth in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for a discussion of important risks, uncertainties and other factors that may affect the Company's business, results of operations and financial condition. The Company's stockholders are urged to consider such risks, uncertainties and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. The Company is not under any obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. Readers should understand that it is not possible to predict or identify all risks and uncertainties to which the Company may be subject. Consequently, readers should not consider such disclosures to be a complete discussion of all potential risks or uncertainties.

For Media and Investor Relations inquiries, contact:

Sequential Brands Group, Inc.

Katherine Nash
T: +1 512-757-2566
E: knash@sbg-ny.com

SEQUENTIAL BRANDS GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30,	December 31,		January 1,
	2018	2017		2018
	(Unaudited)	Note 2	(Unaudited)	(Unaudited)
	As Reported ASC 606	As Reported ASC 605	ASC 606 Adjustments	ASC 606 Opening Balance Sheet
Assets
Current Assets:
Cash	$12,052	$18,902	$-	$18,902
Restricted cash	2,027	1,531	-	1,531
Accounts receivable, net	63,531	60,102	6,335	66,437
Prepaid expenses and other current assets	11,927	8,635	-	8,635
Total current assets	89,537	89,170	6,335	95,505

Property and equipment, net	9,430	7,035	-	7,035
Intangible assets, net	965,360	995,170	-	995,170
Other assets	10,902	5,836	-	5,836
Total assets	$1,075,229	$1,097,211	$6,335	$1,103,546

Liabilities and Equity
Current Liabilities:
Accounts payable and accrued expenses	$15,179	$19,126	$-	$19,126
Current portion of long-term debt	28,300	28,300	-	28,300
Current portion of deferred revenue	11,143	8,102	4,387	12,489
Total current liabilities	54,622	55,528	4,387	59,915

Long-term debt, net of current portion	588,226	602,297	-	602,297
Long-term deferred revenue, net of current portion	9,130	11,845	-	11,845
Deferred income taxes	61,417	67,799	463	68,262
Other long-term liabilities	13,334	6,204	-	6,204
Total liabilities	726,729	743,673	4,850	748,523

Equity:
Preferred stock	-	-	-	-
Common stock	656	635	-	635
Additional paid-in capital	513,439	508,444	-	508,444
Accumulated other comprehensive (loss) income	(67)	80	-	80
Accumulated deficit	(232,531)	(225,369)	1,130	(224,239)
Treasury stock	(4,217)	(1,799)	-	(1,799)
Total Sequential Brands Group, Inc. and Subsidiaries stockholders’ equity	277,280	281,991	1,130	283,121
Noncontrolling interests	71,220	71,547	355	71,902
Total equity	348,500	353,538	1,485	355,023
Total liabilities and equity	$1,075,229	$1,097,211	$6,335	$1,103,546

SEQUENTIAL BRANDS GROUP, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

	Three Months Ended September 30,
	2018			2017
	As Reported ASC 606	Adjustments	ASC 605	As Reported ASC 605
Net revenue	$40,771	$(464)	$41,235	$39,025
Operating expenses	23,515	-	23,515	16,071
Impairment charges	17,899	-	17,899	36,505
Loss from operations	(643)	(464)	(179)	(13,551)
Other income	(31)	-	(31)	(214)
Interest expense, net	15,635	-	15,635	15,237
Loss before income taxes	(16,247)	(464)	(15,783)	(28,574)
Benefit from income taxes	(8,213)	(155)	(8,058)	(3,842)
Net loss	(8,034)	(309)	(7,725)	(24,732)
Net (income) loss attributable to noncontrolling interest	(1,581)	4	(1,585)	552
Net loss attributable to Sequential Brands Group, Inc. and Subsidiaries	$(9,615)	$(305)	$(9,310)	$(24,180)

Loss per share attributable to Sequential Brands Group, Inc. and Subsidiaries:
Basic and diluted	$(0.15)	$(0.00)	$(0.15)	$(0.38)

Weighted-average common shares outstanding:
Basic and diluted	63,911,481	63,911,481	63,911,481	62,998,944

	Nine Months Ended September 30,
	2018			2017
	As Reported ASC 606	Adjustments	ASC 605	As Reported ASC 605
Net revenue	$121,082	$(2,509)	$123,591	$120,569
Operating expenses	60,014	-	60,014	57,379
Impairment charges	17,899	-	17,899	36,505
Loss on sale of assets	7,117	-	7,117	-
Income from operations	36,052	(2,509)	38,561	26,685
Other (income) expense	(135)	-	(135)	1,553
Interest expense, net	46,674	-	46,674	44,600
Loss before income taxes	(10,487)	(2,509)	(7,978)	(19,468)
Benefit from income taxes	(6,838)	(577)	(6,261)	(142)
Net loss	(3,649)	(1,932)	(1,717)	(19,326)
Net income attributable to noncontrolling interest	(4,643)	184	(4,827)	(3,504)
Net loss attributable to Sequential Brands Group, Inc. and Subsidiaries	$(8,292)	$(1,748)	$(6,544)	$(22,830)

Loss per share attributable to Sequential Brands Group, Inc. and Subsidiaries:
Basic and diluted	$(0.13)	$(0.03)	$(0.10)	$(0.36)

Weighted-average common shares outstanding:
Basic and diluted	63,578,121	63,578,121	63,578,121	62,796,716

SEQUENTIAL BRANDS GROUP, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Nine Months Ended September 30,
	2018	2017

Cash Provided By Operating Activities	$20,110	$19,260
Cash Provided By Investing Activities	93	4,296
Cash Used In Financing Activities	(26,557)	(30,168)

Net Decrease In Cash and Restricted Cash	(6,354)	(6,612)
Balance — Beginning of period	20,433	20,654
Balance — End of period	$14,079	$14,042

Non-GAAP Financial Measure Reconciliation

(in thousands, except earnings per share data)

	(Unaudited)
	Three Months Ended September 30,
	2018			2017

	ASC 606 (1)	Adjustments (2)	ASC 605 (2)	ASC 605 (2)
Reconciliation of GAAP net loss to non-GAAP net income:
GAAP net loss attributable to Sequential Brands Group, Inc. and Subsidiaries	$(9,615)	$(305)	$(9,310)	$(24,180)

Adjustments:
Deal advisory costs (a)	317	-	317	433
Non-cash mark-to-market adjustments to stock-based compensation (b)	(105)	-	(105)	(51)
MSLO shareholder and pre-acquisition litigation (c)	1,467	-	1,467	348
Write-off of deferred financing costs (d)	148	-	148	-
Debt refinancing costs (e)	758	-	758	-
Non-cash impairment of trademarks, net (f)	17,899	-	17,899	33,871
Adjustment to taxes (g)	(8,213)	(155)	(8,058)	(3,967)
Total non-GAAP adjustments	12,271	(155)	12,426	30,634
Non-GAAP net income (3)	$2,656	$(460)	$3,116	$6,454
Non-GAAP weighted-average diluted shares (h)	64,271	64,271	64,271	63,047

	(Unaudited)
	Three Months Ended September 30,
	2018			2017

	ASC 606 (1)	Adjustments (2)	ASC 605 (2)	ASC 605 (2)
Reconciliation of GAAP Diluted EPS to non-GAAP Diluted EPS:
GAAP loss per share attributable to Sequential Brands Group, Inc. and Subsidiaries	$(0.15)	$(0.01)	$(0.14)	$(0.38)

Adjustments:
Deal advisory costs (a)	0.01	-	0.01	0.01
Non-cash mark-to-market adjustments to stock-based compensation (b)	(0.00)	-	(0.00)	(0.00)
MSLO shareholder and pre-acquisition litigation (c)	0.02	-	0.02	0.01
Write-off of deferred financing costs (d)	0.00	-	0.00	-
Debt refinancing costs (e)	0.01	-	0.01	-
Non-cash impairment of trademarks, net (f)	0.28	-	0.28	0.53
Adjustment to taxes (g)	(0.13)	(0.00)	(0.13)	(0.06)
Total non-GAAP adjustments	$0.19	$(0.00)	$0.19	$0.49
Non-GAAP earnings per share (3)	$0.04	$(0.01)	$0.05	$0.11

	(Unaudited)
	Three Months Ended September 30,
	2018			2017

	ASC 606 (1)	Adjustments (2)	ASC 605 (2)	ASC 605 (2)
Reconciliation of GAAP net loss to Adjusted EBITDA:
GAAP net loss attributable to Sequential Brands Group, Inc. and Subsidiaries	$(9,615)	$(305)	$(9,310)	$(24,180)

Adjustments:
Benefit from income taxes	(8,213)	(155)	(8,058)	(3,842)
Interest expense, net	15,487	-	15,487	15,237
Non-cash compensation	1,402	-	1,402	322
Depreciation and amortization	704	-	704	1,128
Deal advisory costs (a)	317	-	317	433
MSLO shareholder and pre-acquisition litigation (c)	1,467	-	1,467	348
Write-off of deferred financing costs (d)	148	-	148	-
Debt refinancing costs (e)	758	-	758	-
Non-cash impairment of trademarks, net (f)	17,899	-	17,899	33,871
Severance (i)	188	-	188	-
Total Adjustments	30,157	(155)	30,312	47,497
Adjusted EBITDA (4)	$20,542	$(460)	$21,002	$23,317

Non-GAAP Financial Measure Reconciliation

(in thousands, except earnings per share data)

	(Unaudited)
	Nine Months Ended September 30,
	2018			2017

	ASC 606 (1)	Adjustments (2)	ASC 605 (2)	ASC 605 (2)
Reconciliation of GAAP net loss to non-GAAP net income:
GAAP net loss attributable to Sequential Brands Group, Inc. and Subsidiaries	$(8,292)	$(1,748)	$(6,544)	$(22,830)

Adjustments:
Deal advisory costs (a)	1,087	-	1,087	915
Non-cash mark-to-market adjustments to stock-based compensation (b)	(24)	-	(24)	(425)
MSLO shareholder and pre-acquisition litigation (c)	1,845	-	1,845	558
Write-off of deferred financing costs (d)	148		148	-
Debt refinancing costs (e)	1,131	-	1,131	-
Loss on sale of assets, net (j)	6,402	-	6,402	-
Non-cash impairment of trademarks, net (f)	17,899	-	17,899	33,871
Realized loss on the sale of available for sale securities (k)	-	-	-	1,916
Costs incurred in connection with CEO transition (l)	-	-	-	6,713
Other non-cash items (m)	88	-	88	(115)
Adjustment to taxes (g)	(6,838)	(577)	(6,261)	(517)
Total non-GAAP adjustments	21,738	(577)	22,315	42,916
Non-GAAP net income (3)	$13,446	$(2,325)	$15,771	$20,086
Non-GAAP weighted-average diluted shares (h)	64,623	64,623	64,623	63,030

	(Unaudited)
	Nine Months Ended September 30,
	2018			2017

	ASC 606 (1)	Adjustments (2)	ASC 605 (2)	ASC 605 (2)
Reconciliation of GAAP Diluted EPS to non-GAAP Diluted EPS:
GAAP loss per share attributable to Sequential Brands Group, Inc. and Subsidiaries	$(0.13)	$(0.03)	$(0.10)	$(0.36)

Adjustments:
Deal advisory costs (a)	0.02	-	0.02	0.01
Non-cash mark-to-market adjustments to stock-based compensation (b)	(0.00)	-	(0.00)	(0.01)
MSLO shareholder and pre-acquisition litigation (c)	0.03	-	0.03	0.01
Write-off of deferred financing costs (d)	0.00	-	0.00	-
Debt refinancing costs (e)	0.02	-	0.02	-
Loss on sale of assets, net (j)	0.10	-	0.10	-
Non-cash impairment of trademarks, net (f)	0.28	-	0.28	0.54
Realized loss on the sale of available for sale securities (k)	-	-	-	0.03
Costs incurred in connection with CEO transition (l)	-	-	-	0.11
Other non-cash items (m)	0.00	-	0.00	(0.00)
Adjustment to taxes (g)	(0.11)	(0.00)	(0.11)	(0.01)
Total non-GAAP adjustments	$0.34	$(0.00)	$0.34	$0.68
Non-GAAP earnings per share (3)	$0.21	$(0.03)	$0.24	$0.32

	(Unaudited)
	Nine Months Ended September 30,
	2018			2017

	ASC 606 (1)	Adjustments (2)	ASC 605 (2)	ASC 605 (2)
Reconciliation of GAAP net loss to Adjusted EBITDA and Adjusted Free Cash Flow:
GAAP net loss attributable to Sequential Brands Group, Inc. and Subsidiaries	$(8,292)	$(1,748)	$(6,544)	$(22,830)

Adjustments:
Benefit from income taxes	(6,838)	(577)	(6,261)	(142)
Interest expense, net	46,526	-	46,526	44,600
Non-cash compensation	3,518	-	3,518	1,784
Depreciation and amortization	2,333	-	2,333	3,543
Deal advisory costs (a)	1,087	-	1,087	915
MSLO shareholder and pre-acquisition litigation (c)	1,845	-	1,845	558
Write-off of deferred financing costs (d)	148	-	148	-
Debt refinancing costs (e)	1,131	-	1,131	-
Loss on sale of assets, net (j)	6,402	-	6,402	-
Non-cash impairment of trademarks, net (f)	17,899	-	17,899	33,871
Realized loss on the sale of available for sale securities (k)	-	-	-	1,916
Costs incurred in connection with CEO transition (l)	-	-	-	6,713
Other non-cash items (m)	88	-	88	(115)
Severance (i)	585	-	585	214
Total Adjustments	74,724	(577)	75,301	93,857
Adjusted EBITDA (4)	$66,432	$(2,325)	$68,757	$71,027

Adjustments:
Cash Interest	(44,173)	-	(44,173)	(41,697)
Cash Taxes (g)	(74)	-	(74)	(375)
Capital Expenditures	(4,053)	-	(4,053)	(1,183)
Adjusted Free Cash Flow (5)	$18,132	$(2,325)	$20,457	$27,772

(1)	Financial information identified as ASC 606 has been prepared in accordance with the new revenue recognition guidance adopted as of January 1, 2018.

(2)	The Company adopted ASC 606 using the modified retrospective basis, which means that the revenue reported for 2017 has not been restated. For comparability during the transition from ASC 605 to ASC 606, financial information for 2018 is also shown as adjusted to the previous accounting guidance. The ASC 605 information for current year should be considered in addition to, not as a substitute for, the financial information prepared in accordance with ASC 606. There was no change to prior year presentation; financial information for prior year was prepared in accordance with ASC 605.

(3)	Non-GAAP net income and non-GAAP earnings per share are non-GAAP financial measures which represent net income attributable to Sequential Brands Group, Inc. and Subsidiaries, excluding deal advisory costs, non-cash mark-to-market adjustments to stock-based compensation provided to non-employees, Martha Stewart Living Omnimedia (MSLO) shareholder and pre-acquisition litigation costs, write-off of deferred financing costs, debt refinancing costs, loss on sale of assets, net of non-controlling interest, non-cash impairment of trademarks, net of non-controlling interest, realized loss on the sale of available-for-sale securities, costs incurred in connection with CEO transition, other non-cash items, and adjustments to taxes. Management uses this information to measure performance over time on a consistent basis and to identify business trends relating to the Company's financial condition and results of operations. Management believes that these non-GAAP measures are useful measures of ongoing financial performance because they adjust for certain costs and other events that the Company believes are not representative of its core licensing business.

(4)	Adjusted EBITDA is defined as net income attributable to Sequential Brands Group, Inc. and Subsidiaries, excluding provision for income taxes, interest income or expense, non-cash compensation, depreciation and amortization, deal advisory costs, MSLO shareholder and pre- acquisition litigation costs, write-off of deferred financing costs, debt refinancing costs, loss on sale of assets, net of non-controlling interest, non-cash impairment of trademarks, net of non-controlling interest, realized loss on the sale of available-for-sale securities, costs incurred in connection with CEO transition, other non-cash items, and severance. Management uses Adjusted EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to identify business trends relating to the Company's financial condition and results of operations.

(5)	Adjusted Free Cash Flow is calculated as Adjusted EBITDA less cash interest, cash taxes, and capital expenditures. Adjusted Free Cash Flow excludes items that are not core to our business, such as balance sheet changes and costs related to prior acquisitions.

(a)	Represents deal advisory costs including legal, financial and accounting services that are not representative of the Company's day-to-day licensing business.

(b)	Represents the non-cash mark-to-market adjustments to stock-based compensation provided to non-employees.

(c)	Represents legal costs related to shareholder and pre-acquisition litigation matters associated with the Martha Stewart Living Omnimedia, Inc. acquisition.

(d)	Represents the write-off of deferred financing costs as a result of the extinguishment treatment of a portion of the Company’s refinanced debt facilities.

(e)	Represents expenses for professional fees associated with the Company's efforts toward the refinancing of its debt facilities for the nine months ended September 30, 2018.

(f)	Represents non-cash impairment charges, net of non-controlling interest, related to the Company’s indefinite-lived intangible assets for certain non-core brands.

(g)	The Company does not expect to pay cash income taxes in 2018 as the Company's net operating losses and other tax benefits are expected to reduce any additional tax obligation. Adjustments in 2017 reflect that the Company expected to pay annual cash income taxes of $0.5 million as the Company's net operating losses and other tax benefits are expected to reduce any additional tax obligation.

(h)	Represents weighted-average diluted shares the Company reported or would have reported if the Company had GAAP net income in the periods presented.

(i)	Represents costs and adjustments to previously recorded costs associated with employee terminations not representative of the Company’s day-to-day compensation costs.

(j)	Represents loss on sale of assets related to the sale of Revo trademark completed in April 2018, recognized in the first quarter of 2018, and the sale of FUL trademark completed in May 2018, net of non-controlling interest for the nine months ended September 30, 2018.

(k)	Represents the realized loss in connection with the sale of the Company's available-for-sale securities.

(l)	Represents $3.2 million in severance expense and $3.5 million in non-cash stock-based compensation expense in connection with the CEO transition for the six months ended June 30, 2017. The non-cash stock based compensation expense represents the accelerated vesting of previously granted stock awards, and was calculated based on the stock’s April 2015 grant-date fair value of $14.33 per share in accordance with GAAP. The fair value of the shares on the termination date was $3.95 per share, or approximately $1.1 million total.

(m)	Adjustments to estimated accruals previously recorded in conjunction with acquisitions.